FIRST AMENDMENT TO CREDIT AGREEMENT


                    This First Amendment to Credit Agreement (this "Amendment") effective as of the 31st day of December, 1997, among INTERNATIONAL MUREX TECHNOLOGIES CORPORATION, MUREX DIAGNOSTICS INTERNATIONAL, INC., MUREX DIAGNOSTICS CORPORATION, IMTC HOLDINGS (UK) LIMITED, MUREX DIAGNOSTICS, INC. and MUREX BIOTECH LIMITED, as Borrowers (collectively, the "Borrowers" and each, a "Borrower"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, ACTING THROUGH ITS LONDON BRANCH, as Issuing Banks (collectively, the "Issuing Banks" and each, an "Issuing Bank"), BANK OF AMERICA, F.S.B., as Agent (the "Agent") and the financial institutions listed on the signature pages hereof as Lenders (the "Lenders"),

                                 W I T N E S S E T H:

                    WHEREAS, the Borrowers, the Lenders, the Issuing Bank and the Agent are parties to that certain Credit Agreement dated as of November 12, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                    WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended, and the Agent, the Issuing Bank and the Lenders have agreed to the requested amendments on the terms and conditions set forth herein; and

                    NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

               1.   Amendment to Article I.  Article I of the Credit
                    ----------------------
          Agreement, Definitions, is hereby amended by deleting the
                     -----------
          definitions of "BAI", "Borrower Representative", and "Borrowers"
                          ---    -----------------------        ---------
          set forth therein in their entirety and substituting the following, respectively, in their place:

                    ""BAI" means Bank of America National Trust and Savings
                      ---
               Association, as successor by merger to Bank of America
               Illinois.

                    "Borrower Representative" means International Murex
                     -----------------------
               Technologies Corporation, a corporation organized under the laws of the Province of British Columbia, or any other Borrower selected by the Borrowers in accordance with
               Section 2.20.
               ------------

                    "Borrowers" means International Murex Technologies
                     ---------
               Corporation, a corporation organized under the laws of the Province of British Columbia, Murex Diagnostics International, Inc., a corporation organized under the laws of Barbados, Murex Diagnostics Corporation, a corporation organized under the laws of Barbados, IMTC Holdings (UK) Limited, a corporation organized under the laws of England, Murex Diagnostics, Inc., a corporation organized under the laws of the State of Delaware (individually and as the successor by merger to IMTC Holdings, Inc.) and Murex Biotech Limited, a corporation organized under the laws of England, and "Borrower" means any of the foregoing."
                             --------

               2.   Amendment to Article VI.  Article VI of the Credit
                    -----------------------
          Agreement, Representations and Warranties, is hereby amended by
                     ------------------------------
          adding the following Section 6.27 to the end thereof:

                    "6.27  Year 2000 Compliance.  Each Borrower has
                           --------------------
               conducted a comprehensive review and assessment of its computer applications with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review, such Borrower does not believe the year 2000 problem will result in a material adverse change in such Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the Obligations."

               3.   Amendment to Section 8.9.  Section 8.9 of the Credit
                    ------------------------
          Agreement, Contingent Obligations, is hereby deleted in its
                     ----------------------
          entirety and replaced with the following:

                    "8.9  Contingent Obligations.  IMTC shall not, and
                          ----------------------
               shall not suffer or permit any Material Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

                         (a) endorsements for collection or deposit in the ordinary course of business;

                         (b)  Contingent Obligations of IMTC and its
                    Material Subsidiaries existing as of the Agreement Date and listed in Schedule 8.9;
                                  ------------

                         (c) Guaranty Obligations entered into by (i) IMTC not exceeding $1,450,000 in the aggregate at any time outstanding with respect to obligations of Murex Biotech S.A. (Pty) Limited in connection with the construction of a manufacturing facility in South Africa, and (ii) IMTC or any Material Subsidiary after the Agreement Date with respect to any other obligations of an Affiliate of IMTC and not exceeding $1,000,000 in the aggregate at any time outstanding."

               4.   Amendment to Section 8.18.  Section 8.18 of the Credit
                    -------------------------
          Agreement, Capital Expenditures, is hereby deleted in its
                     --------------------
          entirety and replaced with the following:

                    "8.18  Capital Expenditures.  IMTC and its Subsidiaries
                           --------------------
               shall not make or incur during (a) the fiscal year ending on December 31, 1997, in the aggregate any Capital Expenditures in excess of $10,500,000 and (b) the fiscal year ending on December 31, 1998, and during each fiscal year thereafter, in the aggregate any Capital Expenditures in excess of $7,000,000."

               5.   No Other Amendment.  Except for the amendments
                    ------------------
          expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. Each Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

               6.   Representations and Warranties.  Each Borrower hereby
                    ------------------------------
          represents and warrants in favor of the Agent, the Issuing Banks, and each Lender, as follows:

                    (a) such Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                    (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against such Borrower in accordance with its terms;

                    (c) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and

                    (d) as of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment, and (ii) each presentation and warranty set forth in Article VI of the Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent specifically relating to the Agreement Date.

               7.   Loan Document.  This Amendment shall be deemed to be a
                    -------------
          Loan Document for all purposes.

               8.   Expenses.  The Borrowers agree to pay all reasonable
                    --------
          expenses of the Agent incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Agent.

               9.   Counterparts.  This Amendment may be executed in
                    ------------
          multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               10.  Governing Law.  This Amendment shall be deemed to be
                    -------------
          made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

               11.  Definitions.  All capitalized terms not otherwise
                    -----------
          defined herein shall have the meanings set forth in the Credit Agreement.

               12.  Effectiveness.  This Amendment shall be effective as of
                    -------------
          the date first set forth above upon the Agent's receipt of a counterpart hereof duly executed by the Borrowers, the Issuing Banks and the Lenders.


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


                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, effective as of the day and year first written above.


          BORROWERS:                    INTERNATIONAL MUREX TECHNOLOGIES
                                        CORPORATION

                                        By:  /s/ Steven C. Ramsey
                                           ----------------------------
                                        Title:     CFO
                                              -------------------------


                                        MUREX DIAGNOSTICS INTERNATIONAL,
                                        INC.

                                        By:   /s/ Steven C. Ramsey
                                           ---------------------------
                                        Title:     Director
                                              ------------------------


                                        MUREX DIAGNOSTICS CORPORATION

                                        By:    /s/ Steven C. Ramsey
                                           ---------------------------
                                        Title:   Director
                                              ------------------------


                                        IMTC HOLDINGS (UK) LIMITED

                                        By:   /s/ Steven C. Ramsey
                                           ---------------------------
                                        Title:   Director
                                              ------------------------


                                        MUREX DIAGNOSTICS, INC.

                                        By:   /s/ Steven C. Ramsey
                                           ----------------------------
                                        Title:    VP Finance
                                              -------------------------


                                        MUREX BIOTECH LIMITED

                                        By:   /s/ Steven C. Ramsey
                                           -----------------------------
                                        Title:    Director
                                              --------------------------


          AGENT:                        BANK OF AMERICA, FSB

                                        By:   /s/ John Yankavskas
                                           -----------------------------
                                        Title:    V.P.
                                              --------------------------


          LENDERS:                      BANK OF AMERICA, FSB

                                        By:  /s/ John Yankavskas
                                           ------------------------------
                                        Title:   V.P.
                                              ---------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, acting through
                                        its London Branch

                                        By:   /s/ Keith Thomas
                                           ------------------------------
                                        Title:    Vice President
                                              ---------------------------


          ISSUING BANKS:                BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By:   /s/ Ginger Trimble
                                           ------------------------------
                                        Title:    Vice President
                                              ---------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, acting through
                                        its London Branch

                                        By:   /s/ Keith Thomas
                                           ------------------------------
                                        Title:    Vice President
                                              ---------------------------